Exhibit 99.1
Secureworks Reports First Quarter Fiscal 2020 Results

First Quarter Fiscal 2020 Highlights

•	Revenue of $132.8 million, increased 5.3 percent from the first quarter of fiscal 2019, including 26 percent internationally.

•	Net loss of $0.10 per share and non-GAAP net loss per share of $0.02 improved over the first quarter of fiscal 2019 and exceeded expectations.

•	GAAP net loss was $8.3 million in the first quarter of fiscal 2020, compared with $13.8 million in the first quarter of fiscal 2019.

•	Adjusted EBITDA was $0.8 million, compared with an adjusted EBITDA loss of $2.6 million in the first quarter of fiscal 2019.

•	Cash used in operating activities was $3.0 million, compared with $18.4 million in fiscal 2019.

ATLANTA, Ga, June 5, 2019 - Secureworks (NASDAQ: SCWX), a leading global cybersecurity company that protects organizations in the digitally connected world, today announced financial results for its first quarter ended May 3, 2019.

“As a leader in the continuously evolving cybersecurity market, we are re-imagining how security is done. I am excited about our strategic transition to delivering software-driven security solutions and the achievement of another milestone in this journey, the launch of Red Cloak™ Threat Detection and Response (TDR), the first software application on our new platform,” said Michael R. Cote, Chief Executive Officer of Secureworks.

“Our first quarter financial results were positive. However, the value of new business in the quarter fell below our expectations. In the near-term, we are focused on business execution as we continue to transition our product portfolio and business model to software-driven solutions. I am confident that we have the right strategy and have identified the right actions to drive growth and long-term value,” continued Mr. Cote.

Business and operational developments for the first quarter of fiscal 2020 include:

•
The Company recently launched Red Cloak™ Threat Detection and Response (TDR), a SaaS-based security analytics application, which enables security analysts to detect advanced and unknown threats, streamline and collaborate on investigations, and automate the right actions.  It ingests, enriches, and correlates data from a variety of endpoint, network, cloud, and business systems. Red Cloak™ TDR is differentiated by our advanced analytics, integrated threat intelligence, decades of security operations experience, and the power of our network effect.

•	The Company was recognized for the eleventh consecutive time in the Leaders quadrant in Gartner’s May 2019 Magic Quadrant for Managed Security Services, Worldwide[1].

First Quarter Fiscal 2020 Financial Results Highlights

•	Both GAAP and non-GAAP revenue increased 5.3 percent to $132.8 million from $126.2 million in the first quarter of fiscal 2019.

•
GAAP gross margin was 52.7 percent in the first quarter of fiscal 2020, compared with 52.0 percent in the same period last year. Non-GAAP gross margin was 55.5 percent compared with 54.9 percent in the first quarter of fiscal 2019.

•
GAAP net loss was $8.3 million, or $0.10 per share, in the first quarter of fiscal 2020, compared with $13.8 million, or $0.17 per share, in the prior year. Non-GAAP net loss was $1.9 million, or $0.02 per share, in the first quarter of fiscal 2020, compared with $4.5 million, or $0.06 per share, in the same prior year period.

•	Adjusted EBITDA was $0.8 million, compared with an adjusted EBITDA loss of $2.6 million in the first quarter of fiscal 2019.

•	Cash used in operating activities for the three months ended May 3, 2019 was $3.0 million.

•	Secureworks ended the first quarter of fiscal 2020 with $111.2 million in cash and cash equivalents.

•
Monthly recurring revenue as of May 3, 2019 was $36.1 million. The Company’s monthly recurring revenue metric represents the monthly value of its subscription contracts, including operational backlog, as of period end.

Second Quarter and Full Fiscal Year 2020 Guidance
For the second quarter of fiscal 2020, the Company expects:

•	Revenue of $132 to $134 million on both a GAAP and non-GAAP basis.

•	GAAP net loss per share of $0.16 to $0.17 and non-GAAP net loss per share of $0.04 to $0.05.

Based on first quarter fiscal 2020 performance and current business trends, the Company has updated its guidance for the full fiscal year 2020. The Company now expects:

•	GAAP and non-GAAP revenue of $535 to $545 million.

•	GAAP net loss of $44 to $47 million and $0.55 to $0.58 on a per share basis.

•	Non-GAAP net loss per share of $0.10 to $0.13.

•	Adjusted EBITDA of $2 to $5 million.

•	Cash flow from operations of $25 to $35 million.

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its first quarter fiscal 2020 results and outlook for its second quarter and full year fiscal 2020 on June 5, 2019, at 8:00 a.m. ET. A live audio webcast of the conference call and the supplemental financial information referred to above will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location for one year.

Non-GAAP Financial Measures
The press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations concerning its GAAP and non-GAAP revenue and GAAP and non-GAAP net loss per share for the second quarter of fiscal 2020 and for full year fiscal 2020, net loss and adjusted EBITDA loss for full year fiscal 2020, and cash flow from operations for full year fiscal 2020, all of which reflect the

Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.

Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors, including those relating to: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the rapidly evolving market in which the Company operates; the Company’s reliance on personnel with extensive information security expertise; fluctuations in the Company’s quarterly results and other operating measures; intense competition in the Company’s markets; the Company’s ability to attract new clients, retain existing clients and increase its annual contract values; the Company’s reliance on its largest client and on clients in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; the Company’s service level agreements with clients requiring credits for service failures or inadequacies; the Company’s ability to continue expansion of its sales force; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the ability of the Company’s solutions to interoperate with its clients’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the Company’s recognition of revenue ratably over the terms of its managed security and threat intelligence contracts; the effect of timing differences between the expensing of sales commissions paid to the Company’s strategic and distribution partners and the recognition of associated revenues; estimates or judgments relating to the Company’s critical accounting policies; the Company’s exposure to fluctuations in currency exchange rates; the effect of governmental export or import controls on the Company’s business; the Company’s compliance with the Foreign Corrupt Practices Act and similar laws; the Company’s ability to maintain effective disclosure controls and procedures; the effect of natural disasters and other catastrophic events on the Company’s ability to serve its clients; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.

This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended February 1, 2019, as well as in the Company’s other SEC filings. Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

1 Gartner, “Magic Quadrant for Managed Security Services, Worldwide”, Toby Bussa, Kelly M. Kavanagh, Sid Deshpande, Pete Shoard, 2 May 2019. The report was formerly titled Magic Quadrant for Global MSSPs and Magic Quadrant for MSSPs, North America. Positioned as Secureworks from 2019-2018, SecureWorks in 2017, 2010-2007, and as Dell SecureWorks from 2015-2011.

Gartner Disclaimer
Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, express or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About Secureworks
Secureworks® (NASDAQ: SCWX) is a technology-driven cybersecurity leader that protects organizations in the digitally connected world. Built on proprietary technologies and world-class threat intelligence, our applications and solutions help prevent, detect, and respond to cyber threats.  Red Cloak™ software brings advanced threat analytics to thousands of customers, and the Secureworks Counter Threat Platform™ processes over 300 billion threat events per day. We understand complex security environments and are passionate about simplifying security with Defense in Concert™ so that security becomes a business enabler. More than 4,000 customers across over 50 countries are protected by Secureworks, benefit from our network effect and are Collectively Smarter. Exponentially Safer.™
www.secureworks.com

Contact Information

Investor Inquiries:
Teri Miller
VP, Chief Accounting Officer
678-268-4389
temiller@secureworks.com

Media Inquiries:
Doreen Kelly Ruyak
Corporate Communications
202-744-9767
press@secureworks.com

(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	May 3, 2019	May 4, 2018
Net revenue	$132,842	$126,161
Cost of revenue	62,841	60,530
Gross margin	70,001	65,631
Research and development	22,642	22,354
Sales and marketing	38,193	35,670
General and administrative	23,638	25,197
Total operating expenses	84,473	83,221
Operating loss	(14,472)	(17,590)
Interest and other, net	268	505
Loss before income taxes	(14,204)	(17,085)
Income tax benefit	(5,934)	(3,266)
Net loss	$(8,270)	$(13,819)

Loss per common share (basic and diluted)	$(0.10)	$(0.17)

Weighted-average common shares outstanding (basic and diluted)	80,467	80,522

Percentage of Total Net Revenue
Gross margin	52.7%	52.0%
Research and development	17.0%	17.7%
Sales and marketing	28.8%	28.3%
General and administrative	17.8%	20.0%
Operating expenses	63.6%	66.0%
Operating loss	(10.9)%	(13.9)%
Loss before income taxes	(10.7)%	(13.5)%
Net loss	(6.2)%	(11.0)%
Effective tax rate	41.8%	19.1%

Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	May 3, 2019	February 1, 2019
Assets:
Current assets:
Cash and cash equivalents	$111,176	$129,592
Accounts receivable, net	135,270	141,344
Inventories, net	632	468
Other current assets	24,852	27,604
Total current assets	271,930	299,008
Property and equipment, net	35,612	35,978
Goodwill	416,487	416,487
Purchased intangible assets, net	199,514	206,448
Other non-current assets	88,265	78,238
Total assets	$1,039,000	$1,036,159
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$25,152	$16,177
Accrued and other	63,984	86,495
Short-term deferred revenue	161,493	157,865
Total current liabilities	250,629	260,537
Long-term deferred revenue	15,801	16,064
Other non-current liabilities	63,724	66,851
Total liabilities	358,255	343,452
Stockholders' equity	680,745	692,707
Total liabilities and stockholders' equity	$1,039,000	$1,036,159

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	May 3, 2019	May 4, 2018
Cash flows from operating activities:
Net loss	$(8,270)	$(13,819)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	10,365	10,287
Stock-based compensation expense	4,916	4,730
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	70	(377)
Income tax benefit	(5,934)	(3,266)
Provision for doubtful accounts	779	1,492
Changes in assets and liabilities:
Accounts receivable	5,221	9,176
Net transactions with parent	5,850	1,103
Inventories	(164)	360
Other assets	2,747	(2,350)
Accounts payable	8,965	(3,343)
Deferred revenue	3,264	8,668
Accrued and other liabilities	(30,834)	(31,065)
Net cash used in operating activities	(3,025)	(18,404)
Cash flows from investing activities:
Capital expenditures	(7,016)	(2,216)
Net cash used in investing activities	(7,016)	(2,216)
Cash flows from financing activities:
Principal payments on financing arrangement with Dell Financial Services	—	(1,104)
Taxes paid on vested restricted shares	(7,465)	(2,013)
Purchases of stock for treasury	(910)	—
Payments on financed capital expenditures	—	(500)
Net cash used in financing activities	(8,375)	(3,617)
Net decrease in cash and cash equivalents	(18,416)	(24,237)
Cash and cash equivalents at beginning of the period	129,592	101,539
Cash and cash equivalents at end of the period	$111,176	$77,302

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	May 3, 2019	May 4, 2018
GAAP and non-GAAP revenue	$132,842	$126,161

GAAP gross margin	$70,001	$65,631
Amortization of intangibles	3,410	3,410
Stock-based compensation expense	260	269
Non-GAAP gross margin	$73,671	$69,310

GAAP research and development expenses	$22,642	$22,354
Stock-based compensation expense	(1,176)	(1,031)
Non-GAAP research and development expenses	$21,466	$21,323

GAAP sales and marketing expenses	$38,193	$35,670
Stock-based compensation expense	(781)	(621)
Non-GAAP sales and marketing expenses	$37,412	$35,049

GAAP general and administrative expenses	$23,638	$25,197
Amortization of intangibles	(3,524)	(3,524)
Stock-based compensation expense	(2,699)	(2,809)
Non-GAAP general and administrative expenses	$17,415	$18,864

GAAP operating income (loss)	$(14,472)	$(17,590)
Amortization of intangibles	6,934	6,934
Stock-based compensation expense	4,916	4,730
Non-GAAP operating income (loss)	$(2,622)	$(5,926)

GAAP net income (loss)	$(8,270)	$(13,819)
Amortization of intangibles	6,934	6,934
Stock-based compensation expense	4,916	4,730
Aggregate adjustment for income taxes	(5,467)	(2,391)
Non-GAAP net income (loss)	$(1,887)	$(4,546)

GAAP earnings (loss) per share	$(0.10)	$(0.17)
Amortization of intangibles	0.09	0.09
Stock-based compensation expense	0.06	0.06
Aggregate adjustment for income taxes	(0.07)	(0.03)
Non-GAAP earnings (loss) per share *	$(0.02)	$(0.06)

* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net income (loss)	$(8,270)	$(13,819)
Interest and other, net	(268)	(505)
Income tax benefit	(5,934)	(3,266)
Depreciation and amortization	10,365	10,287
Stock-based compensation expense	4,916	4,730
Adjusted EBITDA	$809	$(2,573)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended
Percentage of Total Net Revenue	May 3, 2019	May 4, 2018

GAAP gross margin	52.7%	52.0%
Non-GAAP adjustment	2.8%	2.9%
Non-GAAP gross margin	55.5%	54.9%

GAAP research and development expenses	17.0%	17.7%
Non-GAAP adjustment	(0.8)%	(0.8)%
Non-GAAP research and development expenses	16.2%	16.9%

GAAP sales and marketing expenses	28.8%	28.3%
Non-GAAP adjustment	(0.6)%	(0.5)%
Non-GAAP sales and marketing expenses	28.2%	27.8%

GAAP general and administrative expenses	17.8%	20.0%
Non-GAAP adjustment	(4.7)%	(5.0)%
Non-GAAP general and administrative expenses	13.1%	15.0%

GAAP operating (loss)	(10.9)%	(13.9)%
Non-GAAP adjustment	8.9%	9.2%
Non-GAAP operating (loss)	(2.0)%	(4.7)%

GAAP net (loss)	(6.2)%	(11.0)%
Non-GAAP adjustment	4.8%	7.4%
Non-GAAP net (loss)	(1.4)%	(3.6)%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	August 2, 2019		January 31, 2020
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance

GAAP and non-GAAP revenue	$132	$134	$535	$545

GAAP (loss) per share	$(0.17)	$(0.16)	$(0.58)	$(0.55)
Amortization of intangibles	0.09	0.09	0.34	0.34
Stock-based compensation expense	0.08	0.08	0.30	0.30
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.19)	(0.19)
Non-GAAP (loss) per share*	$(0.05)	$(0.04)	$(0.13)	$(0.10)

GAAP net loss			$(47)	$(44)
Income tax benefit			(18)	(17)
Depreciation and amortization			43	43
Stock-based compensation expense			24	24
Adjusted EBITDA*			$2	$5

Other Items
Effective tax rate				24%
Weighted average shares outstanding (in millions)				80.5
Cash flow from operations				$25-$35
Capital expenditures				$12-$14

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding